UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2007

ROYAL CARIBBEAN CRUISES LTD.

(Exact Name of Registrant as Specified in Charter)

Republic of Liberia

(State or Other Jurisdiction of Incorporation)
1-11884	98-0081645

(Commission File Number)	(IRS Employer Identification No.)
1050 Caribbean Way, Miami, Florida	33132

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 305-539-6000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On April 2, 2007, Royal Caribbean Cruises Ltd. issued a press release entitled “Royal Caribbean Cruises Ltd. Exercises Option to Build Second Genesis Ship.” A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Royal Caribbean Cruises Ltd., whether made before or after the filing of this report, regardless of any general incorporation language in the filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1 – Press release entitled “Royal Caribbean Cruises Ltd. Exercises Option to Build Second Genesis Ship.” dated April 2, 2007 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	April 2, 2007	By:	/s/ Daniel J. Hanrahan

			Name:	Daniel J. Hanrahan
			Title:	President, Celebrity Cruises, Inc.

Exhibit 99.1

Contact: Lynn Martenstein (305) 539-6570
Michael Sheehan (305) 539-6572

For Immediate Release

ROYAL CARIBBEAN CRUISES LTD. EXERCISES OPTION

TO BUILD SECOND GENESIS SHIP

MIAMI – April 2, 2007 – Royal Caribbean Cruises Ltd. (NYSE, OSE: RCL) exercised its option to build a second ship in its “Genesis Project” today. Destined to become the 24th ship in the Royal Caribbean International fleet, the 5,400-guest, 220,000-gross-registered-ton ship would be built at Aker Yards in Finland, with delivery projected for August, 2010.

Like the prototype ship due out in Fall, 2009, the second Project Genesis ship will be a trailblazer in cruise-ship and vacation innovation. New icons and amenities will continue to challenge and expand guests’ expectations of cruising, and the latest technology and design will continue to increase efficiencies.

The company estimates the all-in cost of the ship will be approximately $260,000 per berth. The contract is contingent on the completion of customary financing.

Royal Caribbean Cruises Ltd. is a global cruise vacation company that operates Royal Caribbean International, Celebrity Cruises, and Pullmantur. The company has a combined fleet of 34 ships in service and six under construction. The company also offers unique land-tour vacations in Alaska, Australia, Canada, Europe and Latin America. Additional information can be found on www.royalcaribbean.com, www.celebrity.com, www.pullmantur.com, or www.rclinvestor.com.

.

Certain statements in this news release are forward-looking statements. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. These risks, uncertainties, and other factors are described in detail in Royal Caribbean Cruises Ltd.’s filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

# # # # # #